                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               GTS DURATEK, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               GTS DURATEK, INC.
                            10100 Old Columbia Road
                           Columbia, Maryland 21046

                                   ________


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 16, 2000


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of GTS Duratek, Inc. (the "Company") will be held at the Company's principal executive offices at 10100 Old Columbia Road, Columbia, Maryland 21046 on the 16th day of May, 2000 at 10:30 a.m., Eastern Daylight Savings Time, for the following purposes:

     1. To elect six Directors of the Company to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

     2.   To approve the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan.

     3. To approve the appointment of KPMG LLP, independent certified public accountants, as the Company's independent auditors for the year ending December 31, 2000.

     4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     Holders of record of Common Stock and 8% Cumulative Convertible Redeemable Preferred Stock as of the close of business on March 17, 2000 are entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                                   By Order of the Board of Directors


                                   Diane R. Brown
                                   Secretary


Columbia, Maryland
April 14, 2000

     Whether or not you expect to be present at the Annual Meeting of Stockholders, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

                               GTS DURATEK, INC.
                            10100 Old Columbia Road
                           Columbia, Maryland 21046

                                    _______


     Columbia, Maryland                                     April 14, 2000


                                PROXY STATEMENT

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of GTS Duratek, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's principal executive offices at 10100 Old Columbia Road, Columbia, Maryland 21046 on the 16th day of May, 2000 at 10:30 a.m. Eastern Daylight Savings Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was April 14, 2000.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or in person to the Chairman of, or the Inspectors of Election at, the Annual Meeting, or by the execution and return of a later-dated Proxy, except as to any matter voted upon prior to such revocation.

     The Proxies in the accompanying form will be voted in accordance with the specifications made thereon and where no specifications are given, such Proxies will be voted FOR the nominees for election as directors named herein, FOR the approval of the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan, and FOR the approval of the appointment of KPMG LLP as the Company's independent auditors. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting.

     The terms of the Company's 8% Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), provide that the holders thereof, voting as a separate class, shall have the right to elect a majority of the Company's Board of Directors so long at The Carlyle Group and its affiliates ("Carlyle") own shares of capital stock having 20% or more of the votes that may be cast at annual or special meetings of stockholders. The remaining directors shall be elected by the vote of the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), and the Convertible Preferred Stock, voting together as a single class. With respect to the election of the majority of the Board of Directors by the holders of the Convertible Preferred Stock, voting as a separate class, such directors shall be elected by a plurality of the votes cast by the holders of shares of Convertible Preferred Stock present in person or represented by proxy at the Annual Meeting. In the election of the remaining directors by the holders of the Common Stock and the Convertible Preferred Stock, voting together as a single class, such directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock and Convertible Preferred Stock present in person or represented by proxy at the Annual Meeting. For purposes of the election of directors, abstentions and broker non-votes are not considered to be votes cast and do not affect the plurality vote required for directors. On this matter, abstentions and broker non-votes will have the same effect as a vote against the proposal. On all other matters, including the approval of the Company's 1999 Stock Option and Incentive Plan and the approval of the appointment of the Company's independent auditors, a majority of the votes cast at the meeting, with a quorum present, is required to approve the matter. Accordingly, abstentions and broker non-votes will not be considered to be votes cast and will have no effect on the outcome of the matter.

     The solicitation of proxies generally will be by mail and by directors, officers, and regular employees of the Company. In some instances, solicitation may be made by telephone or other means. All costs incurred in connection with the solicitation of proxies will be borne by the Company. Arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for reasonable out-of-pocket and clerical expenses in forwarding such materials.

                               VOTING SECURITIES


     The Board of Directors has fixed the close of business on March 17, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding capital stock of the Company on March 17, 2000 consisted of 13,422,459 shares of Common Stock and 157,577 shares of Convertible Preferred Stock. For all matters, each share of Common Stock is entitled to one vote, except that in the election of directors, each share of Common Stock is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. For all matters in which the holders of shares of Convertible Preferred Stock vote with the holders of the Common Stock as a single class, each share of Convertible Preferred Stock entitles the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of the shares of Common Stock into which such share of Convertible Preferred Stock is convertible. The current number of shares of Common Stock into which each share of Convertible Preferred Stock is convertible is 33-1/3, based on a conversion price of $3.00. Accordingly, the outstanding shares of Convertible Preferred Stock represent 5,252,567 votes in the aggregate when voting with the shares of Common Stock as a single class. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of voting stock, representing a majority of the number of votes entitled to be cast.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The terms of the Convertible Preferred Stock provide that the holders of a majority of the Convertible Preferred Stock have the right to elect a majority of the Company's Board of Directors so long as Carlyle owns shares of capital stock having 20% or more of the votes that may be cast at annual or special meetings of stockholders. Carlyle beneficially owns 145,162 shares of Convertible Preferred Stock outstanding and 3,101,551 shares of Common Stock outstanding, or an aggregate of 42.5% of the outstanding voting securities of the Company, excluding the effects of all other convertible securities and employee stock options. Accordingly, Carlyle has the ability, through its stock ownership and the terms of the Convertible Preferred Stock, to elect a majority of the Company's Board of Directors and effectively control the Company.

     The following table sets forth, at March 17, 2000, the amount and percentage of the Company's outstanding Common Stock and Convertible Preferred Stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table, all directors and officers as a group and all persons, to the knowledge of the Company, beneficially owning more than five percent (5%) of the Company's Common Stock or Convertible Preferred Stock.

                                                   Common Stock                      Convertible Preferred Stock
                                     ----------------------------------------  ----------------------------------------
                                         Number of         Percent of Class        Number of        Percent of Class
                                          Shares             Outstanding            Shares            Outstanding
                                          ------             -----------            ------            -----------
Daniel A. D'Aniello                        3,101,551(1)         23.1%                145,162(1)           92.1%
Robert E. Prince                             145,920(2)          1.1%                      -                 -
Earle C. Williams                              8,200              *                        -                 -
Admiral James D. Watkins                         900              *                        -                 -
George V. McGowan                              3,500              *                        -                 -
Dr. Francis J. Harvey                          7,000              *                        -                 -
Robert F. Shawver                             41,150(2)           *                        -                 -
C. Paul Deltete                               90,800(2)           *                        -                 -
Leslie M. Hill                                27,250(2)           *                        -                 -
Ian S. Howard                                  5,750(2)           *                        -                 -
Directors & Executive Officers
As a Group (13 persons)                    3,441,649(3)         25.3%                145,162              92.1%

Name and Address of Other 5%
 Holders of Common or
Convertible Preferred Stock
---------------------------

The Carlyle Group                          3,101,551(4)         23.1%                145,162              92.1%
1001 Pennsylvania Avenue, NW
Washington, DC  20004-2505

BNFL, Inc.                                 1,381,575(5)          9.3%                      -                 -
9302 Lee Highway, Ste. 950
Fairfax, VA  22031

The Capital Research and                     891,100             6.6%                      -                 -
 Management Companies
333 South Hope Street
Los Angeles, CA  90071

Soros Capital Offshore                       198,773             1.5%                  9,308               5.9%
Partners LDC
C/o Coutts & Co. Limited
West Bay Road, George Town
Grand Cayman, Cayman Islands
British West Indies

* The number of shares owned is less than one percent of the outstanding shares of Common Stock.

(1) Mr. D'Aniello is a Managing Director of Carlyle and, as a result, may be deemed to beneficially own the shares of Common Stock and Convertible Preferred Stock beneficially owned by Carlyle. However, Mr. D'Aniello disclaims beneficial ownership of such shares.

(2)  Includes options to purchase 69,620, 22,850, 78,000, 19,250, and 5,750 of
Common Stock for Messrs. Prince, Shawver, Deltete, Hill, and Howard, respectively, which are exercisable within 60 days. Of the options for Mr. Prince, 102,600 were awarded under the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan which is subject to stockholders approval.

(3) Includes 205,220 shares that may be issued upon the exercise of options outstanding and beneficially owned by the executive officers and directors as a group.

(4) Does not include shares of Common Stock issuable upon conversion of the Convertible Preferred Stock. The shares of Convertible Preferred Stock are convertible into 4,838,733 shares of Common Stock. Assuming the conversion of the Convertible Preferred Stock into Common Stock, Carlyle would own 7,940,284 shares of Common Stock or 42.5% of the Common Stock. In all instances, the shares are owned by partnerships sponsored and controlled by Carlyle.

(5) Represents shares of Common Stock issuable upon the conversion of the convertible debenture issued by the Company to BNFL Inc. on November 7, 1995 for $10.0 million.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS


     Six directors will be elected at the meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. It is intended that the Proxies will be voted for the following nominees, but the holders of the Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, age, position with the Company, the year in which first elected a director of the Company, principal occupation and certain other information concerning each of the nominees.

     The terms of the Convertible Preferred Stock provide that the holders thereof voting as a separate class, have the right to elect a majority of the Company's Board of Directors so long as Carlyle owns shares of capital stock having 20% or more of the votes that may be cast at annual or special meetings of stockholders. Messrs. D'Aniello, Williams, and Harvey are the designees of the holders of the Convertible Preferred Stock to the Company's Board of Directors. The remaining directors shall be elected by the vote of the holders of the Common Stock and the Convertible Preferred Stock voting together as a single class.

     The holders of the Convertible Preferred Stock have the right to designate one additional director to the Company's Board of Directors to fill the vacancy resulting from the fact that Mr. J. A. Brothers, one of the Convertible Preferred Stock designees, declined to stand for reelection, due to his retirement, at the Annual Meeting. Following the Annual Meeting, this vacancy shall be filled by the holders of the Convertible Preferred Stock, voting as a separate class, and such additional member of the Company's Board of Directors shall serve on the Company's Board of Directors until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. As of the date hereof, the holders of the Convertible Preferred Stock have not identified a person to fill this vacancy on the Company's Board of Directors.

Convertible Preferred Stock Designees

     Daniel A. D'Aniello, 53, has been Chairman of the Board and a director of the Company since January 1995. He has been a Managing Director and a founding partner of The Carlyle Group, a Washington, D.C. based private merchant bank, since 1987. Mr. D'Aniello was Vice President, Finance and Development for Marriott Corporation, a hospitality company, from 1981 to 1987. He currently serves on the Board of Directors for Baker & Taylor, Inc., IT Group, Inc., Pharmaceutical Research Associates and Gemini Air Cargo, Inc. Mr. D'Aniello is a magna cum laude graduate of Syracuse University, where he was a member of Beta Gamma Sigma, and a graduate of the Harvard Business School, where he was a Teagle Foundation Fellow.

     Earle C. Williams, 70, has been a director of the Company since January 1995. He served on the Board of Directors of BDM International, Inc., an information technology consulting firm, from 1972 until 1997 and was the President and Chief Executive Officer of that company from 1972 until 1992. Mr. Williams also serves on the Board of Directors of Parsons Corporation and BTG, Inc.

     Dr. Francis J. Harvey, 56, has been director since January 1999. Dr. Harvey is the former Chief Operating Officer of Westinghouse Electric Corporation's Industries and Technology Group. Dr. Harvey held various professional, management and executive positions within Westinghouse from 1969 to 1997. Dr. Harvey earned his doctorate in Metallurgy and Material Sciences from the University of Pennsylvania and his Bachelor of Science at the University of Notre Dame in Metallurgy Engineering and Material Science. Mr. Harvey currently serves as a director of IT Group, Inc.; Powerize.com; Art Metropolis.com; ILT Corp.; and Kulman Electric Corp. He is also a member of the Board of Regents of Santa Clara University.

Remaining Nominees

     Admiral James D. Watkins, 73, has been a director of the Company since April 1997. Admiral Watkins has been the President of the Joint Oceanographic Institutions, Inc. since 1993 and President of the Consortium for Oceanographic Research and Education since 1994. Admiral Watkins was appointed Chief of Naval Operations in 1982 by President Reagan and served as Secretary of Energy under President Bush from 1989 to 1993. Admiral Watkins, a graduate of the U.S. Naval Academy, also has a Masters in Mechanical Engineering from the U.S. Naval Postgraduate School. Admiral Watkins currently serves as a director of IT Group, Inc.

     George V. McGowan, 72, has been a director of the Company since April 1997. Mr. McGowan served as Chairman of the Board and Chief Executive Officer of Baltimore Gas and Electric Company and Chairman of the Board of Constellation Holdings, Inc., from 1988 to 1992. Mr. McGowan currently serves as a director of Baltimore Gas and Electric Company and Scientech, Inc. Mr. McGowan has a Bachelor of Science in Mechanical Engineering from the University of Maryland. Mr. McGowan currently serves as Chairman of the Executive Committee of Baltimore Gas and Electric and is a member of its Committee on Nuclear Power.

     Robert E. Prince, 53, has been President and Chief Executive Officer of the Company since 1990 and a director since 1991. He founded General Technical Services, Inc., the predecessor to the Company, in October 1984 and was President and Chief Executive Officer from 1987 to 1990. Mr. Prince, a graduate of the U.S. Naval Academy, served as an officer on nuclear submarines. He also has a Masters in Business Administration from the Wharton School of Finance of the University of Pennsylvania. Mr. Prince is a certified naval nuclear engineer.

Information Regarding the Board of Directors and Certain Committees

     During 1999, there were nine meetings of the Board of Directors of the Company. Each director attended at least 75% of the combined total number of meetings of the Board and the Board committees of which he was a member. The Board of Directors of the Company has an Executive Committee, Compensation Committee and Audit Committee.

     The Executive Committee, currently consisting of Daniel A. D'Aniello, Chairman, and Robert E. Prince, meets on call and has authority to act on most matters during the intervals between Board meetings. The Executive Committee met twice during 1999.

     The Compensation Committee, currently consisting of Dr. Francis Harvey, Chairman, Admiral James D. Watkins and Daniel A. D'Aniello, establishes the compensation for the executive officers of the Company, generally reviews benefits and compensation for all of the Company's officers and administers the Company's stock option plan. The Compensation Committee met three times in 1999.

     The Audit Committee, currently consisting of Earle C. Williams, Chairman, and George V. McGowan, reviews the internal controls of the Company and the objectivity of its financial reporting. It meets with appropriate

Company financial personnel and the Company's independent certified public accountants in connection with these reviews. This committee recommends to the Board of Directors the appointment of the independent certified public accountants, subject to the ratification by the stockholders at the Annual Meeting, to serve as auditors for the following year in examining the corporate accounts of the Company. The Audit Committee met four times in 1999.

Compensation of Directors

     For 1999, Admiral Watkins and Messrs. McGowan, Williams, Brothers, and Harvey each received a total of $20,000 for their service on the Board of Directors and the board committees on which they serve. No other director received any compensation for his service on the Board of Directors or any committees thereof during 1999.


                        EXECUTIVE OFFICER COMPENSATION

     The following table sets forth certain information concerning the compensation for the last three completed fiscal years of the chief executive officer and the next four most highly compensated executive officers of the Company. No stock appreciation rights ("SARs") were granted during 1999 nor have any SARs been granted at any time in prior years.

                          SUMMARY COMPENSATION TABLE

                                                                Long Term
                                       Annual                 Compensation
                                   Compensation(1)               Awards
                            -----------------------------------------------------------------------
                                                                       Securities
                                                       Restricted      Underlying          All
                                                         Stock          Options           Other
 Name and Principal                                     Award(s)        Granted        Compensation
     Position                 Year  Salary $  Bonus $   ($)(2)          (#)(3)            ($)(4)
                            -----------------------------------------------------------------------
Robert E. Prince              1999   222,000   51,127     698,849         323,100             5,111
President and                 1998   214,533   30,500           -          10,000             4,946
Chief Executive Officer       1997   209,000   60,697           -          10,000             4,750

Robert F. Shawver             1999   161,500   27,754     209,248         103,000             5,186
Executive Vice President      1998   156,130   16,500           -           7,000             4,974
and Chief Financial Officer   1997   150,850   32,810           -           5,000             4,750

C. Paul Deltete(5)            1999   150,000   25,453           -          10,000             5,090
Senior Vice President         1998   139,415   15,000           -          22,000             4,840
                              1997   134,700   29,297           -          15,000             4,664

Leslie M. Hill(5)             1999   150,000   25,953                      10,000             3,667
Senior Vice President         1998   144,900   15,500           -          37,000             1,167
                              1997    92,147   30,450           -          20,000                 -

Ian S. Howard(5)              1999   106,000   16,921           -          10,000             3,561
Vice President                1998   101,012    9,500           -          17,000             3,180

(1) No executive officer named above received any perquisites and other personal benefits the aggregate amount of which exceeded the lesser of either $50,000 or 10% of the total annual salary and bonus reported for 1999 in the Summary Compensation Table.

(2) Represents 121,539 and 36,391 restricted stock units granted to each of Messrs. Prince and Shawver, respectively on November 2, 1999. The closing price of the Company's Common Stock on the date of the grant was $5.75. The restricted stock units vest ratably over a four year period, with 20% vesting on January 2, 2000 and on each of the next four anniversaries thereof. At December 31, 1999, the value of the restricted stock units for Messrs. Prince and Shawver were $957,120 and $286,579, respectively based on the Company's Common Stock on that date of $7.875 per share. The restricted stock units do not have voting rights or the right to receive dividends. The restricted stock units were granted to Messrs. Prince and Shawver under the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan and are subject to stockholder approval at the Annual Meeting. See "Compensation Committee Report on Executive Compensation - Additional Options Granted to Messrs. Prince and Shawver" and "Stockholder Approval of the 1999 Stock Option and Incentive Plan."

(3) Includes options to purchase Common Stock that were granted on May 10, 1999. Also includes 310,600 and 93,000 options to purchase Common Stock that were granted on November 2, 1999 to Messrs. Prince and Shawver, respectively. Of the 310,600 options granted to Mr. Prince, 102,600 options were granted pursuant to the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan and are subject to stockholder approval at the Annual Meeting. See "Compensation Committee Report on Executive Compensation - Additional Options Granted to Messrs. Prince and Shawver" and "Stockholder Approval of the 1999 Stock Option and Incentive Plan.

(4) Consists of Company matching contributions to the Company's 401(k) Savings Plan.

(5) Mr. Deltete joined the Company January 16, 1996 and Mr. Hill joined the Company May 1, 1997. Mr. Howard became an executive officer in 1998.


Options Granted in Last Fiscal Year

     The following table sets forth certain information relating to options granted in 1999 to purchase shares of Common Stock of the Company.

                        Number of                                                       Potential Realizable Value at
                       Securities       Percent of     Exercise                         Assumed Annual Rates of Stock
                       Underlying     Total Options     or Base                            Price Appreciation for
                         Options        Granted in     Price per    Expiration                 Option Term (2)*
                                                                                               ----------------
Name                   Granted (#)     Fiscal Year     Share (1)       Date                     5%               10%
----                   -----------     -----------     ---------       ----                     ---              ---
Robert E. Prince         12,500             2.4%        $5.875        5/10/04              $   20,313        $   44,813
                        310,600            58.5%        $5.750       11/02/09(3)           $1,123,751        $2,846,344

Robert F. Shawver        10,000             1.9%        $5.875        5/10/04              $   16,250        $   35,850
                         93,000            17.5%        $5.750       11/02/09(4)           $  336,474        $  852,254

C. Paul Deltete          10,000             1.9%        $5.875        5/10/04              $   16,250        $   38,850

Leslie M. Hill           10,000             1.9%        $5.875        5/10/04              $   16,250        $   38,850

Ian S. Howard            10,000             1.9%        $5.875        5/10/04              $   16,250        $   38,850

* The 5% and 10% assumed rates of stock appreciation used to calculate potential gains to optionees are mandated by the rules of the Securities and Exchange Commission.

(1)  Options were granted at 100% of fair market value on the date of the grant.

(2) These dollar amounts are the result of calculations of assumed annual rates of stock price appreciation from the dates of the grant of the option awards to the date of the expiration of such options of 5% and 10%, the two assumed rates being required under the rules of the Securities and Exchange Commission. Based on these assumed annual rates of stock price appreciation of 5% and 10%, the Company's stock price at May 10, 2004 is projected to be $7.50 and $9.46, respectively, and the Company's stock price at November 2, 2009 is projected to be $9.37 and $14.91, respectively. These assumptions are not intended to forecast future appreciation of the Company's stock price. Indeed, the Company's stock price may increase or decrease in value over the time period set forth above. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

(3) Represents 208,000 options granted pursuant to the GTS Duratek, Inc. Stock Option Plan (as amended) and 102,600 options granted pursuant to the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan, which is subject to stockholder approval. The options vest ratably over a four year period with 20% vesting on January 2, 2000 and on each of the next four anniversaries thereof. See "Compensation Committee Report on Executive Compensation."

(4) Represents 93,000 options granted pursuant to the GTS Duratek, Inc. Stock Option Plan (as amended). The options vest ratably over a four year period with 20% vesting on January 2, 2000 and on each of the next four anniversaries thereof. See "Compensation Committee Report on Executive Compensation."


Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the exercise of stock options, the number of unexercised options and the value of unexercised options at the end of 1999 for the executive officers whose compensation is reported in the Summary Compensation Table.

                          AGGREGATED OPTION EXERCISES
                     DURING 1999 AND YEAR-END OPTION VALUES

                                                                         Number of
                                                                         Securities
                                                                         Underlying       Value of Unexercised
                                                                    Unexercised Options   In the Money Options
                                                                      at December 31,        at December 31,
                      Shares Acquired on            Value           1999 Exercisable /     1999(1) Exercisable
       Name              Exercise (#)            Realized ($)          Unexercisable         / Unexercisable
       ----              ------------            ------------          -------------         ---------------
Robert E. Prince              -                      -                 69,620/273,480         $132,005/$553,020
Robert F. Shawver             -                      -                  22,850/92,150         $ 39,525/$178,100
C. Paul Deltete               -                      -                  78,000/34,000         $   8,906/$46,719
Leslie M. Hill                -                      -                  19,250/47,750         $  17,813/$73,438
Ian S. Howard                 -                      -                   5,750/24,250         $   8,906/$46,719

(1) Calculated based on the closing price of the Company's Common Stock ($7.875) as reported by the Nasdaq National Market on December 31, 1999. An "In-the-Money" option is an option for which the option price of the underlying stock is less than the market price at December 31, 1999, and all of the value shown reflects stock price appreciation since the granting of the option.


Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

     The Company has entered into employment agreements with Messrs. Prince, Shawver, Deltete, Hill and Howard. Under the terms of the employment agreement between the Company and Mr. Prince, he will hold the offices of President, Chief Executive Officer and will serve as a member of the Board of Directors. As compensation for his services, Mr. Prince will receive an initial base salary of $200,000 per annum. The employment agreement between the Company and Mr. Shawver provides that he will hold the offices of Executive Vice President and Chief Financial Officer and will receive an initial base salary of $140,000 per annum. Under the terms of the employment agreement between the Company and Mr. Deltete, he will hold the office of Senior Vice President of Operations and will receive an initial base salary of $130,000 per annum. Under the terms of the agreement between the Company and Mr. Hill, which was executed in April 2000, he will hold the office of Group Vice President and will receive an initial base salary of $170,000 per annum beginning with the year 2000. Under the terms of the agreement between the Company and Mr. Howard, he will hold the office of Vice President and will receive an initial base salary of $105,000 per annum. Increases in the base salary of Messrs. Prince, Shawver, Deltete, Hill and Howard may be upwardly adjusted by the Compensation Committee in its discretion. The employment agreements also provide that the Compensation Committee shall consider in good faith the amount of bonus which each may receive and the amount of such bonus shall be determined with reference to the performance of each executive and the performance and results of operations of the Company.

     The agreements may be terminated by the Company (i) upon the long-term disability of the employee, (ii) upon the employee's death, (iii) for cause or for good reason (each as defined in the agreements), or (iv) upon six months notice to the employee. Messrs. Prince or Shawver may terminate their employment agreements under certain circumstances upon six months notice. If the agreements are not terminated, they shall terminate upon the third anniversary from the date of the agreements, provided that if neither party has given notice to the other not to extend the agreement, such employment agreements will be automatically extended, on a day-by-day basis, to a date which is six months after the date on which a notice not to extend is first given. Neither the Company nor Messrs. Prince, Shawver or Deltete have provided a notice not to continue their respective employment agreements. Accordingly, the employment agreements for Messrs. Prince, Shawver and Deltete are continuing on a day-to-day basis until six months after either party to each such agreement provides a notice not to extend the agreement. The initial term of Mr. Hill's employment agreement expires in May of 2000 and Mr. Howard's employment agreement is scheduled to expire in December 2001.

     Under the terms of these agreements, if the employee is terminated for good reason or without cause upon the discretion of the Company or the employee resigns with justification, the Company shall pay to the employee all compensation, at the rate then in effect, through the date of such termination, the base salary of the employee, then in effect, for a period of one year from the date of termination and will maintain certain employee benefits for a period of one year from the date of termination.

     The employment agreements also contain certain non-competition provisions prohibiting the employees, for certain periods of time, from engaging in, or being employed by, businesses that derive revenues from vitrification or remediation of any form of waste or derive revenues from the remediation of any form of waste that then accounts for at least ten percent (10%) of the revenues of the Company's technology group, irrespective of the remediation technology being used.

Compensation Committee Report on Executive Compensation

     The Compensation Committee is responsible for establishing the compensation for the executive officers of the Company, reviewing benefits and compensation for all of the Company's officers and administering the Company's stock option plans. The Compensation Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus stockholder value, by significantly aligning the financial interest of the key executives with those of stockholders. The Compensation Committee reviews the financial performance of the Company and increases to stockholder value annually and adjusts the compensation of key executives based on the improvements achieved.

     During 1997, the Company adopted an Executive Compensation Plan in order to formalize the determination of the annual compensation of the Company's executive officers. The purpose of the plan is to attract, retain and motivate key management employees and to align the financial interests of the Company's executive officers with those of the Company's stockholders. Under the plan, the executive officers' compensation is structured in such a way so that a meaningful portion is "at risk," with annual and long-term incentives intended to provide between 20% and 40% of total compensation. All Vice Presidents and above are eligible to participate in the Executive

Compensation Plan and for 1999 the eligible participants consisted only of the executive officers named in the Summary Compensation Table. The Executive Compensation Plan is administered and all salary and bonuses are at the sole discretion of the Compensation Committee.

     The Executive Compensation Plan consists of three components of compensation: base salary, annual cash performance bonus and long-term stock option grants. The base salary and any raises for the Company's Chief Executive Officer are determined by the Compensation Committee. The base salary and raises for the other executive officers are determined by the Chief Executive Officer. The annual cash performance bonus is designed to reward executive officers for their contributions to corporate and business unit objectives, and for individual performance. The bonus is expressed as a percentage of the executive officer's base salary for such fiscal year. The amount of the bonus earned by each executive officer, as a percentage of the executive officer's base salary, is dependent upon the performance of the Company during the fiscal year as compared to budgeted amounts. The specific factors examined include the Company's operating profit, free cash flow, earnings per share and a specific personal objective for each executive officer. The first three factors are each weighted 30% with the personal objective criteria weighted 10% in determining the amount of the annual cash performance bonus. In addition to salary and cash bonus, the Compensation Committee can award options to purchase shares of the Company's Common Stock. Although the Compensation Committee has a guideline to award an aggregate of 30,000 to 40,000 options to the participants in the Executive Compensation Plan, all option awards are at the sole discretion of the Compensation Committee.

     The Company has certain broad-based employee benefit plans in which all employees, including the named executive officers, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. In 1999, the Company also made a matching contribution for those participants to the Company's 401(k) Savings Plan.

     Mr. Prince's 1999 Compensation. Mr. Prince's 1999 compensation was determined pursuant to the terms of the Executive Compensation Plan and consistent with the terms of his employment agreement with the Company. Mr. Prince's base salary for 1999 was $222,000. Mr. Prince received an annual cash performance bonus of $51,127 for 1999, based upon the Company exceeding its budget for operating income, and for satisfying his personal objective. In considering whether Mr. Prince satisfied his personal objective, the Compensation Committee considered the integration and improvement in operations of the Bear Creek Facility, the acquisition of F.W. Hake Associates, the award of the Connecticut Yankee decommissioning contract. The Compensation Committee awarded Mr. Prince options to purchase 12,500 shares of the Company's Common
Stock.   See also "Additional Options Granted to Messrs. Prince and Shawver" and
"Senior Executive Long-Term Performance Award Plan."

     Compensation of other Executive Officers and Employees. The compensation of the other executive officers of the Company named in the Summary Compensation Table was determined consistent with the terms of the Executive Compensation Plan, including the fact that the Company exceeded its budget for operating income, and taking into account individual performance. In addition, the Compensation Committee awarded to each of Messrs. Shawver, Deltete, Hill, and Howard options to purchase 10,000 shares of the Company's Common Stock. See also "Additional Options Granted to Messrs. Prince and Shawver."

     The Compensation Committee continuously reviews the compensation policies of the Company to attract, retain and provide appropriate incentives for the highest quality professional personnel in order to maintain the Company's competitive position in the environmental technology and services industries, and thereby seek to provide for the long-term success of the Company and the interests of its stockholders.

     Additional Options Granted to Messrs. Prince and Shawver. During 1999, the Compensation Committee approved a plan whereby each of Messrs. Prince and Shawver would agree not to exercise their 310,600 and 93,000 outstanding options, respectively, which were set to expire on December 13, 1999 in exchange for the issuance to each of them of new options to purchase the same number of shares at the current fair market value of the Company's Common Stock and restricted stock units having a value on the date of the award equal to the aggregate spread between the fair market value of the Company's Common Stock and the exercise price of the options that were due to expire. The number of restricted stock units was calculated by dividing the aggregate spread on the expiring options by the fair market value of the Company's Common Stock on the date of the award. The restricted stock units confer upon Messrs. Prince and Shawver the right to receive shares of the Company's Common Stock as they vest, subject to forfeiture in the event of termination of employment prior to vesting. The restricted stock units, as well as the stock options, vest ratably over a four year period with 20% vesting on January 2, 2000 and on each of the next four anniversaries thereof.

     The Compensation Committee believes that meaningful equity investment in the Company is a significant factor in its ability to attract, retain and motivate management and key employees which are critical to the Company's success. By entering into the arrangement described above with each of Messrs. Prince and Shawver, the Compensation Committee believes that it is maximizing the equity participation of Messrs. Prince and Shawver in the Company and thereby providing greater alignment of financial interests and greater incentive to those executive officers through increased stock ownership in the Company.

   In addition, the Compensation Committee believes that Messrs. Prince and Shawver should have the opportunity to realize the intended benefit of the options previously awarded to them. The Compensation Committee believes that recent stock price levels do not reflect the significantly improved operating and financial performance of the Company since the original date of the option grants. These performance improvements were largely due to the efforts of Messrs. Prince and Shawver. Accordingly, through the arrangement described above, the Compensation Committee is seeking to provide these officers an opportunity to realize the benefits originally intended for them in a way that is tied solely to future increases in the price of the Company's stock, which benefits all of the Company's stockholders and aligns their interests with the Company's stockholders. Additionally, the fact that the restricted stock units, which were intended to represent the spread on the expiring options, vest over time, should further serve to secure the long-term commitment of Messrs. Prince and Shawver to the Company.

   Senior Executive Long-Term Performance Award Plan. In addition, during 1999, the Company adopted a ten-year Senior Executive Long-Term Performance Award Plan in order to formalize a program whereby the Company, upon the achievement of certain performance criteria, could make awards to Messrs. Prince and Shawver for the purpose of reducing their outstanding advances from the Company. The Company made the advances to Messrs. Prince and Shawver in order to enable them to exercise certain options and retain the underlying stock, evidencing the long-term commitment of these senior managers to the Company. The plan is administered by the Compensation Committee. The criteria for awards under this plan is determined by the Compensation Committee, but is based upon performance achievement by Messrs. Prince and Shawver that creates, or is likely to create, long-term sustainable increases in stockholder value. The purpose of the plan is to align key members of senior management with the financial interests of the Company by focusing on the achievement of key strategic initiatives that could have the effect of creating long-term sustainable increases to stockholder value. This plan is separate from the Executive Compensation Plan which is intended to recognize the achievement of annual financial performance targets.

     Compensation Deductibility Policy. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to the five most highly compensated executive officers. Performance-based compensation that has been approved by stockholders, however, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). All of the members of the Compensation Committee qualify as "outside directors." The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to executive officers of the Company.


                                        Francis J. Harvey (Chairman)
                                        Admiral James D. Watkins
                                        Daniel A. D'Aniello

Compensation Committee Interlocks and Insider Participation

     During 1999, Mr. Harvey, Admiral Watkins and Mr. D'Aniello served as members of the Compensation Committee. No director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director or a board committee member of the Company.

Performance Graph

     As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a company-constructed peer group index. The following graph compares the performance of the Company's Common Stock for the periods indicated with the performance of the CRSP Index for the Nasdaq Stock Market (non-financial) and the Pollution Control Industry Group compiled by Research Data Group (which includes all companies with primary SIC codes 4950, 4953 and 4955 whose stock has been publicly-traded for all of 1999). The comparison assumes $100 was invested on December 31, 1994 in the Company's Common Stock and in each of the foregoing indices and the reinvestment of dividends.

                 COMPARSION OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG GTS DURATEK, INC., THE NASDAQ NON-FINANCIAL INDEX, AND
            THE DOW JONES POLLUTION CONTROL/WASTE MANAGEMENT INDEX

                              [GRAPH APPEAR HERE]

                                        12/94          12/95          12/96          12/97          12/98          12/99
----------------------------------------------------------------------------------------------------------------------------
     GTS DURATEK, INC.                  100.00         356.25         325.00         337.50         123.44         196.88
----------------------------------------------------------------------------------------------------------------------------
     NASDAQ NON-FINANCIAL               100.00         139.26         169.16         198.09         290.32         451.76
----------------------------------------------------------------------------------------------------------------------------
     DOW JONES POLLUTION                100.00         112.31         120.21         130.02         141.09          70.75
     CONTROL/WASTE MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                             CERTAIN TRANSACTIONS


   On November 7, 1995, the Company and BNFL Inc. ("BNFL") entered into a strategic alliance to jointly pursue up to five major United States Department of Energy ("DOE") waste treatment projects. The terms of the strategic alliance provide that BNFL pays to the Company a fee of $1.0 million each time the two companies agree to exclusively pursue a waste treatment project together. To date, the Company and BNFL have agreed to jointly pursue three major DOE environmental remediation projects and have been jointly awarded two projects, the Hanford Tank Waste Remediation System Project and the Idaho Advanced Mixed Waste Treatment Project. As part of the strategic alliance, BNFL invested $10.0 million in the Company in the form of a convertible debenture. The debenture accrues non-cash interest during the first five years at the one-year London Interbank Offered Rate (LIBOR) and is convertible at the option of BNFL into 1,381,575 shares of the Company's Common stock prior to November 7, 2000. If the debenture is not converted or extended, the Company must repay principal and installments over the five-year period beginning on November 8, 2000. BNFL also agreed to provide the Company with research and development funding of at least $500,000 per year over the next five years. The two parties will mutually agree on how the Company will retain the rights to the vitrification processes that it develops through this funding. The Company has agreed as part of the strategic alliance to sublicense its radioactive waste vitrification technologies to BNFL for use only in the United Kingdom. In addition, BNFL has funded $17 million to design, construct, own and operate a pilot DuraMelter at the Company's headquarters. See "Security Ownership of Certain Beneficial Owners and Management."

   The Company has advanced loans to Mr. Prince, President and Chief Executive Officer, and Mr. Shawver, Executive Vice President and Chief Financial Officer. The loans bear interest at market rates and are due by December 31, 2000. At December 31, 1999, the balance of the loans were $463,000 and $312,000 for Messrs. Prince and Shawver, respectively. See "Compensation Committee Report on Executive Compensation."


                                  Proposal II

         Stockholder Approval of 1999 Stock Option and Incentive Plan

   This section provides a summary of the terms of the Company's 1999 Stock Option and Incentive Plan and the proposal to approve the plan.

   The Board approved the 1999 Stock Option and Incentive Plan on November 2, 1999 (the "Plan") subject to approval from the Company's stockholders at this meeting. The Company is asking its stockholders to approve the 1999 Stock Option and Incentive Plan as the Company believes that approval of the Plan is essential to its continued success. The purpose of the 1999 Stock Option and Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, an initial or increased grant under the 1999 Stock Option and Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 1999 Stock Option and Incentive Plan participants with those of the stockholders.

   The maximum number of shares of Common Stock available for issuance under the Plan is 5,000,000. At March 17, 2000, there were 4,739,470 shares of Common Stock available for grant under the 1999 Stock Option and Incentive Plan. On March 17, 2000, the closing price of the Company's Common Stock was $9.688 per share. There are currently two participants in the 1999 Stock Option and Incentive Plan. Because participation and the types of awards under the 1999 Stock Option and Incentive Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the 1999 Stock Option and Incentive Plan is approved are not currently determinable, other than as disclosed herein.

     The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the 1999 Stock Option and Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal II to approve the 1999 Stock Option and Incentive Plan.

     The Board recommends that stockholders vote "FOR" the adoption of the 1999 Stock Option and Incentive Plan.

Description of the Plan

     A description of the provisions of the 1999 Stock Option and Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 1999 Stock Option and Incentive Plan, a copy of which is attached as Exhibit A to this proxy statement.
            ---------

     Administration. The 1999 Stock Option and Incentive Plan is administered by the Compensation Committee. Subject to the terms of the Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan. The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee generally determines at what time or times each option may be exercised, but after retirement, death, disability or termination of employment, the time during which options may be exercised is respectively, three years after the date of retirement, one year after the death of the Grantee, one year after Grantee's termination of employment due to a disability, and within ninety days following Grantee's termination of employment. No option may be exercised after the options expiration date. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

     The Board of Directors may terminate or amend the Plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

     Eligibility. Awards may be made under the Plan to employees of or consultants to the Company or any of its subsidiaries, including such employee who is an officer or director of the Company or of any subsidiary, and to any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board of Directors.

     Options. The 1999 Stock Option and Incentive Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

     The exercise price of each stock option may not be less than 100% of the
fair market value of the Company's Common Stock on the date of grant.   In the
case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Company's Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

     Other Awards. The Compensation Committee may also award:

     .  shares of Common Stock subject to restrictions.

     . deferred stock, credited as deferred stock units, but ultimately payable in the form of unrestricted shares of Common Stock in accordance with the participant's deferral election.

     .  common stock units subject to restrictions.

     . shares of Common Stock at no cost or for a purchase price determined by the Compensation Committee which are free from any restrictions under the 1999 Stock Option and Incentive Plan. Unrestricted shares of Common Stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.

   . dividend equivalent rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

   . a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee.

   . a right to receive a number of shares, subject to the attainment of specified performance goals (summarized in the next paragraph and detailed below).

   . performance and annual incentive awards, ultimately payable in stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals. The Compensation Committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The Compensation Committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the Compensation Committee designates as likely to be covered in the future must comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the
Internal Revenue Code.   In modifying, amending or adjusting the terms of an
award to covered employees (or likely covered employees), the Compensation Committee may not take any action with respect to the employee that would cause any payment to the employee to fail to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

   Effect of Certain Corporate Transactions. Certain change of control transactions involving the Company, such as a sale of the Company, may cause awards granted under the 1999 Stock Option and Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

   Adjustments for Stock Dividends and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 1999 Stock Option and Incentive Plan, including the individual limitations on awards, to reflect Common Stock dividends, stock splits and other similar events.

   Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the "covered employees"). However, performance-based compensation is excluded from this limitation. The 1999 Stock Option and Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

   To qualify as performance-based:

               i. the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

               ii. the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

               iii. the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

               iv. the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

   In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

   One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals:

 .  total stockholder return;
 . such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;
 .  net income;
 .  pretax earnings;
 .  earnings before interest expense, taxes, depreciation and amortization;
 .  pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;
 .  operating margin;
 .  earnings per share;
 .  return on equity;
 .  return on capital;
 .  return on investment;
 .  operating earnings;
 .  working capital;
 . ratio of debt to stockholders' equity; and . business growth or expansion as measured by increases in backlog or revenues.

   Under the Internal Revenue Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director.

   The maximum number of shares subject to options that can be awarded under the 1999 Stock Option and Incentive Plan to any person is 1,250,000. The maximum number of shares that can be awarded under the 1999 Stock Option and Incentive Plan to any person, other than pursuant to an option, is 250,000. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1 million and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3 million.

Awards Under the Plan

   Under the Plan, the Compensation Committee granted 102,600 options to purchase Common Stock at an exercise price of $5.750 to Mr. Prince, President and Chief Executive Officer of the Company, in 1999. The Compensation Committee also granted Messrs. Prince and Shawver 121,539 and 36,391 restricted stock units, respectively, on November 2, 1999. See "Executive Officer Compensation." The grant of options and restricted stock units under the Plan to Messrs. Prince and Shawver are subject to stockholder approval of the Plan. In the event that the stockholders fail to approve the Plan, any awards made under the Plan, including the awards to Messrs. Prince and Shawver, shall be null and void and of no effect. Because awards granted under the Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by participants under the Plan are not currently determinable, other than as disclosed herein.

Federal Income Tax Consequences

     Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the Company's Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company or any subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company's compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

     Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Deferred Common Stock. There are no immediate tax consequences of receiving an award of deferred common stock under the 1999 Stock Option and Incentive Plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted common stock units under the 1999 Stock Option and Incentive Plan. A grantee who is awarded restricted common stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Unrestricted Common Stock. Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 1999 Stock Option and Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Performance Share Awards. There are no immediate tax consequences of receiving an award of performance shares under the 1999 Stock Option and Incentive Plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

     Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

     Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for the Company or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.


                                 PROPOSAL III

                 APPROVAL OF SELECTION OF KPMG LLP AS AUDITORS


     The Board of Directors has selected KPMG LLP to audit the accounts of the Company for the year ending December 31, 2000. KPMG LLP has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. KPMG LLP has audited the accounts of the Company since 1987. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove the selection, the Board of Directors will consider the selection of other auditors.

   The Board of Directors recommends that you vote in favor of this Proposal III in view of the familiarity of KPMG LLP with the Company's financial and other affairs acquired during its previous service as auditors for the Company.

   A representative of KPMG LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 2001 annual meeting of stockholders must be received by the Company for inclusion in the Company's proxy statement and proxy relating to that meeting no later than December 18, 2000 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.

                                 OTHER MATTERS

   The Board of Directors of the Company knows of no other matters to be presented for action at the meeting other than that mentioned above. However, if any matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

                                                                       Exhibit A
                                                                       ---------




                               GTS DURATEK, INC.

                     1999 STOCK OPTION AND INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
1.   PURPOSE....................................................................................    A-5
2.   DEFINITIONS................................................................................    A-5
3.   ADMINISTRATION OF THE PLAN.................................................................    A-8
     3.1.   Board...............................................................................    A-8
     3.2.   Committee...........................................................................    A-8
     3.3.   Awards..............................................................................    A-9
     3.4.   No Liability........................................................................    A-9
4.   STOCK SUBJECT TO THE PLAN..................................................................    A-9
5.   EFFECTIVE DATE AND TERM OF THE PLAN........................................................    A-9
     5.1.   Effective Date......................................................................    A-9
     5.2.   Term................................................................................    A-10
6.   OPTION GRANTS..............................................................................    A-10
     6.1.   Company or Subsidiary Employees; Service Providers; Other Persons...................    A-10
     6.2.   Successive Awards...................................................................    A-10
     6.3.   Reload Options......................................................................    A-10
7.   LIMITATIONS ON GRANTS......................................................................    A-10
     7.1.   Limitation on Shares of Stock Subject to Awards and Cash Awards.....................    A-10
     7.2.   Limitations on Incentive Stock Options..............................................    A-11
8.   AWARD AGREEMENT............................................................................    A-11
9.   OPTION PRICE...............................................................................    A-11
10.  VESTING, TERM AND EXERCISE OF OPTIONS......................................................    A-11
     10.1.  Vesting and Option Period...........................................................    A-11
     10.2.  Term................................................................................    A-12
     10.3.  Acceleration........................................................................    A-12
     10.4.  Termination of Employment or Other Relationship.....................................    A-12
     10.5.  Rights in the Event of Death........................................................    A-12
     10.6.  Rights in the Event of Disability...................................................    A-13
     10.7.  Rights in the Event of Retirement...................................................    A-13
     10.8.  Limitations on Exercise of Option...................................................    A-13
     10.9.  Method of Exercise..................................................................    A-13
     10.10. Delivery of Stock Certificates......................................................    A-14
11.  STOCK APPRECIATION RIGHTS..................................................................    A-14
     11.1.  Right to Payment....................................................................    A-14
     11.2.  Other Terms.........................................................................    A-14
12.  TRANSFERABILITY OF OPTIONS.................................................................    A-14
     12.1.  Transferability of Options..........................................................    A-14
     12.2.  Family Transfers....................................................................    A-15

13.  RESTRICTED STOCK...........................................................................    A-15
     13.1.   Grant of Restricted Stock or
             Restricted Stock Units.............................................................    A-15
     13.2.   Restrictions.......................................................................    A-15
     13.3.   Restricted Stock Certificates......................................................    A-15
     13.4.   Rights of Holders of Restricted Stock..............................................    A-16
     13.5.   Rights of Holders of Restricted Stock Units........................................    A-16
     13.6.   Termination of Employment or Other Relationship....................................    A-16
     13.7.   Rights in the Event of Death.......................................................    A-16
     13.8.   Rights in the Event of Disability..................................................    A-16
     13.9.   Rights in the Event of Retirement..................................................    A-17
     13.10.  Delivery of Stock and Payment Therefor.............................................    A-17
14.  DEFERRED STOCK AWARDS......................................................................    A-17
     14.1.   Nature of Deferred Stock Awards....................................................    A-17
     14.2.   Election to Receive Deferred Stock Awards in Lieu of Compensation..................    A-17
     14.3.   Rights as a Stockholder............................................................    A-18
     14.4.   Restrictions.......................................................................    A-18
     14.5.   Termination........................................................................    A-18
15.  UNRESTRICTED STOCK AWARDS..................................................................    A-18
     15.1.   Grant or Sale of Unrestricted Stock................................................    A-18
16.  PERFORMANCE STOCK AWARDS...................................................................    A-18
     16.1.   Nature of Performance Stock Awards.................................................    A-18
     16.2.   Rights as a Stockholder............................................................    A-19
     16.3.   Termination........................................................................    A-19
     16.4.   Acceleration, Waiver, Etc..........................................................    A-19
17.  DIVIDEND EQUIVALENT RIGHTS.................................................................    A-19
     17.1.   Dividend Equivalent Rights.........................................................    A-19
     17.2.   Interest Equivalents...............................................................    A-20
     17.3.   Termination........................................................................    A-20
18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS....................................................    A-20
     18.1.   Stand-Alone, Additional, Tandem, and Substitute Awards.............................    A-20
     18.2.   Term of Awards.....................................................................    A-20
     18.3.   Form and Timing of Payment Under Awards; Deferrals.................................    A-20
     18.4.   Performance and Annual Incentive Awards............................................    A-21
             18.4.1. Performance Conditions.....................................................    A-21
             18.4.2. Performance Awards Granted to Designated Covered Employees.................    A-21
             18.4.3. Annual Incentive Awards Granted to Designated Covered Employees............    A-23
             18.4.4. Written Determinations.....................................................    A-24
             18.4.5. Status of Section 18.4.3 and Section 18.4.2
                     Awards Under Code Section 162(m)...........................................    A-24

19.  PARACHUTE LIMITATIONS......................................................................    A-24


20.  REQUIREMENTS OF LAW........................................................................    A-25
     20.1. General..............................................................................    A-25
     20.2. Rule 16b-3...........................................................................    A-25
21.  AMENDMENT AND TERMINATION OF THE PLAN......................................................    A-26
22.  EFFECT OF CHANGES IN CAPITALIZATION........................................................    A-26
     22.1. Changes in Stock.....................................................................    A-26
     22.2. Reorganization in Which the Company Is the Surviving Entity and in Which No
           Change in Control Occurs.............................................................    A-26
     22.3. Reorganization, Sale of Assets or Sale
           of Stock Which Involves a Change in Control..........................................    A-27
     22.4. Adjustments..........................................................................    A-27
     22.5. No Limitations on Company............................................................    A-27
23.  POOLING....................................................................................    A-27
24.  DISCLAIMER OF RIGHTS.......................................................................    A-28
25.  NONEXCLUSIVITY OF THE PLAN.................................................................    A-28
26.  WITHHOLDING TAXES..........................................................................    A-28
27.  CAPTIONS...................................................................................    A-29
28.  OTHER PROVISIONS...........................................................................    A-29
29.  NUMBER AND GENDER..........................................................................    A-29
30.  SEVERABILITY...............................................................................    A-29
31.  GOVERNING LAW..............................................................................    A-29

                               GTS DURATEK, INC.

                     1999 STOCK OPTION AND INCENTIVE PLAN


    GTS Duratek, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of the Company's 1999 Stock Option and Incentive Plan (the "Plan") as follows:

1.  PURPOSE

    The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

    For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2 "Annual Incentive Award" means a conditional right granted to a Grantee under Section 18.4.4 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     2.3 "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

     2.4 "Award Agreement" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

     2.5 "Benefit Arrangement" shall have the meaning set forth in Section 19 hereof.

     2.6  "Board" means the Board of Directors of the Company.

     2.7 Change in Control" means, unless otherwise provided in an individual Award Agreement, a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company to another entity, or any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert), owning fifty percent (50%) or more of the combined voting power of all classes of securities of the Company.

     2.8 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.9 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any member of the affiliated group which includes the Company within the meaning of Section 1502 of the Code.

     2.10 "Company" means GTS Duratek, Inc.

     2.11 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.12 "Deferred Stock" means a right, granted to a Grantee under Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     2.13 "Dividend Equivalent" means a right, granted to a Grantee under
Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     2.14 "Effective Date" means November 2, 1999, the date on which the Plan was adopted by the Board.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.16 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

     2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.18 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

     2.19 "Grantee" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

     2.20 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.21 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.22 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

     2.23 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.24 "Other Agreement" shall have the meaning set forth in Section 19 hereof.

     2.25 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

     2.26 "Performance Stock Award" means Awards granted pursuant to Section 16.

     2.27 "Plan" means this GTS Duratek, Inc. 1999 Stock Option and Incentive Plan.

     2.28 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.29 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.

     2.30 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.31 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to
Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.32 "Retirement" means termination of employment with the Company after obtainment of age 60 and with 5 or more years of service with the Company.

     2.33 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.34 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
Section 6 hereof.

     2.35 "Stock" means the common stock, par value $.01 per share, of the Company.

     2.36 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under Section 11 hereof .

     2.37 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.38 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

     2.39 "Unrestricted Stock Award" means any Award granted pursuant to Section 15.

3.   ADMINISTRATION OF THE PLAN

     3.1. Board.

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or to an executive officer of the Company.

     3.2. Committee.

    The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award

Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.3. Awards.

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

     3.4. No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 0 hereof, the number of shares of Stock available for issuance under the Plan shall be five million (5,000,000), no more than one million (1,000,000) of which may be issued pursuant to awards of other than Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

5.   EFFECTIVE DATE AND TERM OF THE PLAN

     5.1. Effective Date.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

     5.2.  Term.

    The Plan has no termination date; however, no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.

6.   OPTION GRANTS

     6.1. Company or Subsidiary Employees; Service Providers; Other Persons

     Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

     6.2. Successive Awards.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

     6.3. Reload Options.

     At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.9 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

7.   LIMITATIONS ON GRANTS

     7.1.  Limitation on Shares of Stock Subject to Awards and Cash Awards.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one million two hundred fifty thousand (1,250,000). During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is two hundred fifty thousand (250,000). The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.

     7.2. Limitations on Incentive Stock Options.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.   AWARD AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.   OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise
            --------  -------
be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

     10.1.  Vesting and Option Period.

     Subject to Sections 10.2 and 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

     10.2.  Term.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would
                     --------  -------
otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

     10.3.  Acceleration.

     Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

     10.4.  Termination of Employment or Other Relationship.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of the Grantee's (i) death, (ii) or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), or
(iii) Retirement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     10.5.  Rights in the Event of Death.

     If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

     10.6.  Rights in the Event of Disability.

     Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section
10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     10.7.  Rights in the Event of Retirement.

     Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment with the Company due to his or her Retirement, such Grantee's Options shall continue to vest, and shall be exercisable to the extent they are vested for a period of three years after such Retirement (or such longer period as the Board, in its discretion, may determine prior to the expiration of such three-year period), subject to earlier termination of the Option as provided in Section 10.2 above.

     10.8.  Limitations on Exercise of Option.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 0 hereof which results in termination of the Option.

     10.9.  Method of Exercise.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option

Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 0 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     10.10. Delivery of Stock Certificates.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.  STOCK APPRECIATION RIGHTS

     The Board is authorized to grant SARs to Grantees on the following terms and conditions:

     11.1.  Right to Payment.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 18.1.

     11.2.  Other Terms.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

12.  TRANSFERABILITY OF OPTIONS

     12.1.  Transferability of Options.

     Except as provided in Section 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in
Section 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

     12.2.  Family Transfers.

            If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 12.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 12.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 12.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, 10.6 or 10.7.

13.  RESTRICTED STOCK

     13.1.  Grant of Restricted Stock or Restricted Stock Units.

     The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

     13.2.  Restrictions.

     At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Section 18.4.1 and 18.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

     13.3.  Restricted Stock Certificates.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a
                          --------  -------
legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     13.4.  Rights of Holders of Restricted Stock.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     13.5.  Rights of Holders of Restricted Stock Units.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

     13.6.  Termination of Employment or Other Relationship.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     13.7.  Rights in the Event of Death.

     Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

     13.8.  Rights in the Event of Disability.

     Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     13.9.  Rights in the Event of Retirement.

     Unless otherwise provided in the Award Agreement, if a Grantee terminates employment with the Company due to his or her Retirement, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of three years after such Retirement (or such longer period as the Board, in its discretion, may determine prior to the expiration of such three-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement.


     13.10. Delivery of Stock and Payment Therefor.

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.  DEFERRED STOCK AWARDS

     14.1.  Nature of Deferred Stock Awards.

     A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

     14.2.  Election to Receive Deferred Stock Awards in Lieu of Compensation.

     The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

     14.3.  Rights as a Stockholder.

     During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

     14.4.  Restrictions.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     14.5.  Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

15.  UNRESTRICTED STOCK AWARDS

     15.1.  Grant or Sale of Unrestricted Stock.

     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.  PERFORMANCE STOCK AWARDS

     16.1.  Nature of Performance Stock Awards.

     A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

     16.2.  Rights as a Stockholder.

     A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

     16.3.  Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

     16.4.  Acceleration, Waiver, Etc.

     At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

17.  DIVIDEND EQUIVALENT RIGHTS

     17.1.  Dividend Equivalent Rights.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     17.2.  Interest Equivalents.

     Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     17.3.  Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS

     18.1.  Stand-Alone, Additional, Tandem, and Substitute Awards.

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     18.2.  Term of Awards.

     The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     18.3.  Form and Timing of Payment Under Awards; Deferrals.

     Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

   18.4.  Performance and Annual Incentive Awards

          18.4.1.    Performance Conditions.

          The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 18.4.2 and 18.4.4 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

          18.4.2.    Performance Awards Granted to Designated Covered Employees.

          If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.2.

                    (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
          Section 18.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

                    (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment;
          (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity; and (15) business growth or expansion as measured by increases in backlog or revenues. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 18.4.4 hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

                    (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                    (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 18.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          18.4.3.   (v)   Settlement of Performance Awards; Other Terms.
               Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

          18.4.4.  Annual Incentive Awards Granted to Designated Covered
                   Employees.

          If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.4.

                    (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
          Section 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 18.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                    (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 18.4.4(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in Section 7.1 hereof.

                    (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of
          (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

          18.4.5.   Written Determinations.

          All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 18.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 18.4.4, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          18.4.6. Status of Section 18.4.4 and Section 18.4.2 Awards Under Code Section 162(m).

          It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 18.4.2 and Section 18.4.4 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 18.4.2 and Section 18.4.4, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19.  PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2)
of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result
                                                      ---
of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.  REQUIREMENTS OF LAW

     20.1.  General.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     20.2.  Rule 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule

16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

21.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the
      --------  -------
Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 21 or
Section 0 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.  EFFECT OF CHANGES IN CAPITALIZATION

     22.1.  Changes in Stock.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     22.2. Reorganization in Which the Company Is the Surviving Entity and in Which No Change in Control Occurs.

     Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control Occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     22.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change in Control.

          (a) Subject to Section 22.3(b), upon the dissolution or liquidation of the Company or upon any transaction that results in a Change in Control, (i) all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and
(ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate.
The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

          (b) Section 22.3(a) shall not apply to the extent provision is made in writing in connection with a transaction described in Section 22.3(a) for the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

     22.4.  Adjustments.

     Adjustments under this Section 0 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     22.5.  No Limitations on Company.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.  POOLING

     In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

24.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26.  WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27.  CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28.  OTHER PROVISIONS

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

29.  NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

30.  SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

31.  GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

PROXY                         GTS DURATEK, INC.                           PROXY
                           10100 Old Columbia Road
                           Columbia, Maryland 21046

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     PROXY FOR COMMON STOCKHOLDERS
                     -----------------------------

  Revoking any such prior appointment, the undersigned hereby appoints Robert E. Prince and Daniel A. D'Aniello and each of them, attorneys and agents, with power of substitution, to vote as Proxy for the undersigned, as herein stated, at the Annual Meeting of Stockholders of GTS Duratek, Inc., to be held at 10100 Old Columbia Road, Columbia, Maryland 21046 on Tuesday, May 16, 2000, at 10:30 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

  The Proxy when properly executed will be voted FOR the election of Directors, FOR the approval of the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan, FOR the appointment of KPMG LLP as auditors, and on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated on the reverse side hereof.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
                       .  FOLD AND DETACH HERE  .

                               GTS DURATEK, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                                                                                  ]
1.  ELECTION                                   For     Withhold     For All
 Nominees: 01-Admiral James D. Watkins,        All        All        Except                                  For   Against   Abstain
           02-George V. McGowan and            [_]       [_]          [_]     3. Appointment of KPMG LLP     [_]    [_]       [_]
           03-Robert E. Prince.                                                  as auditors of the
                                                                                 Company for the year
                                                                                 ending December 31, 2000.

 _____________________________________________                                4. Upon any other matters which may
    (Write the name of Exception Nominee(s) in                                   properly come before the
     the space above)                          For     Against      Abstain      meeting or any
                                                [_]      [_]          [_]        adjournment thereof.

2.  To approve the GTS Duratek, Inc. 1999 Stock Option and
    Incentive Plan.                                                           The undersigned hereby acknowledges receipt of a copy
                                                                              of the Company's 1999 Annual Report and Notice of
                                                                              Annual Meeting and Proxy Statement relating to such
                                                                              Annual Meeting.

                                                                                          Dated:  _________________________, 2000



                                                                              _____________________________________________________
                                                                              (Signature)

                                                                              _____________________________________________________
                                                                              (Signature)
                                                                              Please mark, date and sign as your name appears above
                                                                              and return in the enclosed envelope. If acting as
                                                                              executor, administrator, trustee, guardian, etc., you
                                                                              should so indicate when signing. If the signer is a
                                                                              corporation, please sign the full corporate name by
                                                                              duly authorized officer. If shares are held jointly
                                                                              each shareholder named should sign.

The Board of Directors Recommends a vote "FOR" all nominees in Item 1 and "FOR"
Items 2 and 3.
------------------------------------------------------------------------------------------------------------------------------------
                                                 .  FOLD AND DETACH HERE  .

                            YOUR VOTE IS IMPORTANT!

         PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                               GTS DURATEK, INC.
                            10100 Old Columbia Road
                           Columbia, Maryland  21046

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        PROXY FOR PREFERRED STOCKHOLDERS
                        --------------------------------


     Revoking any such prior appointment, the undersigned hereby appoints Robert
E. Prince and Daniel A. D'Aniello and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned, as herein stated, at the Annual Meeting of Stockholders of GTS Duratek, Inc., to be held at 10100 Old Columbia Road, Columbia, Maryland 21046 on Tuesday, May 16, 2000 at 10:30 a.m. and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

The Board of Directors Recommends a vote "FOR" all nominees in Items 1 and 2 and "FOR" Items 3 and 4.

1. ELECTION of the following Nominees as Directors: Daniel A. D'Aniello, Earle C. Williams, and Dr. Francis J. Harvey.

[ ] FOR all nominees

[ ] WITHHOLD AUTHORITY to vote for all Nominees

[ ] WITHHOLD AUTHORITY to vote for the following Nominees only: (Write the name of the Nominees in the space below.

--------------------------------------------------------------------------------

2. ELECTION of the following Nominees as Directors: Admiral James D. Watkins, George V. McGowan and Robert E. Prince

[ ] FOR all nominees

[ ] WITHHOLD AUTHORITY to vote for all Nominees

[ ] WITHHOLD AUTHORITY to vote for the following Nominees only: (Write the name of the Nominees in the space below.

--------------------------------------------------------------------------------

3.  To approve the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan

    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

--------------------------------------------------------------------------------

4. Appointment of KPMG LLP as auditors of the Company for the year ending December 31, 2000.

    FOR    AGAINST    ABSTAIN
    [ ]      [ ]        [ ]

--------------------------------------------------------------------------------

5. Upon any other matters which may properly come before the meeting or any adjournment thereof.

  The proxy when properly executed will be voted FOR the election of Directors, FOR the approval of the GTS Duratek, Inc. 1999 Stock and Incentive Plan, FOR the appointment of KPMG LLP as auditors, and on any other matters in accordance with the descretion of the named attorneys and agents, if no instructions to the contrary are indicated on the reverse side hereof.

  The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Annual Report and Notice of Annual Meeting and Proxy Statement relating to such Annual Meeting.


x...............................................................................
 (Signature)

x...............................................................................
 (Signature)


Date:...........................................................................

  Please mark, date and sign as your name appears above and return. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If shares are held jointly each shareholder name should sign.